EXHIBIT 99.2



                            CERTIFICATION  PURSUANT  TO
                             18  U.S.C.  SECTION  1350,
                                   AS  ADDED  BY
                  SECTION  906  OF  THE  SARBANES-OXLEY  ACT  OF  2002


     In connection with the Quarterly Report of International Wireless, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Adam Cogley, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.ss. 1350, as added by ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     A. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     B. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.





                                          By:  /s/  Adam  Cogley
                                          -----------------------------------
                                          Adam  Cogley
                                          Chief  Financial  Officer
                                          November  15,  2002